UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AIR INDUSTRIES GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIR INDUSTRIES GROUP
1460 Fifth Avenue
Bay Shore, NY 11706

May (+), 2025

Dear Stockholders:

On behalf of the Board of Directors of Air Industries Group, you are cordially invited to attend the 2025 Annual Meeting of Stockholders of Air Industries Group. The Annual Meeting will be held on Thursday, June 26, 2025, at 10:00 a.m. Eastern Time at our offices at 1460 Fifth Avenue, Bay Shore, New York 11706. The formal Notice of Annual Meeting and other proxy materials are enclosed.

If you plan to attend the Annual Meeting, we recommend that you still vote your shares by proxy card, via the internet or telephone, as described below to ensure that your vote is counted. You will only be allowed to vote your shares at the Annual Meeting if you are the named record holder of your shares or have received from the record holder of your shares a legal proxy giving you the right to vote your shares and present it at the Annual Meeting with your ballot.

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. As with every Annual Meeting it is important that your views be represented and we ask that you vote by proxy card, the internet or telephone. If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your shares by proxy via the Internet at (www.proxyvote.com) or by calling toll free via a touch-tone phone at (1-800-690-6903). Directions submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on June 25, 2025.

We appreciate your investment in Air Industries Group and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Luciano Melluzzo
President and Chief Executive Officer

AIR INDUSTRIES GROUP
1460 Fifth Avenue
Bay Shore, NY 11706

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders of Air Industries Group will be held at our offices at 1460 Fifth Avenue, Bay Shore, New York 11706 on Thursday, June 26, 2025, beginning at 10:00 a.m. Eastern Time for the following purposes:

1.	To elect six directors;

2.	To approve an amendment to our Articles of Incorporation increasing the number of shares of common stock we are authorized to issue from 6,000,000 to 20,000,000 (the “2025 Charter Amendment”);

3.	To amend the Company’s 2022 Equity Incentive Plan, as previously amended and restated (the “2022 Plan”), to increase the number of shares of common stock available for issuance under the 2022 Plan by 250,000 shares, from 650,000 shares to 900,000;

4.	The adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers as discussed in our Proxy Statement pursuant to Item 402 of Regulation S-K;

5.	To ratify the appointment of CBIZ CPAs P. C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

6.	To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 30, 2025, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

/s/ Luciano Melluzzo
President and Chief Executive Officer

May (*), 2025

Please mark, sign and date the enclosed proxy card and

return it promptly in the enclosed self-addressed, stamped envelope.

To vote via the Internet or telephone:

Internet: www.proxyvote.com

Phone: 1-800-690-6903

AIR INDUSTRIES GROUP

1460 Fifth Avenue

Bay Shore, NY 11706

PROXY STATEMENT

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Air Industries Group, a Nevada corporation (the “Company,” “we,” “our” or “us”), of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on Wednesday, Thursday, June 26, 2025, beginning at 10:00 a.m., Eastern Time, at our offices at 1460 Fifth Avenue, Bay Shore, New York 11706.

This Proxy Statement, the Notice of Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share (“Common Stock”), on or about May 5, 2025. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Frequently Asked Questions About the Annual Meeting and Voting

1. Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock as of April 30, 2025 (the “Record Date”) are entitled to receive the Notice of Annual Meeting and to vote their shares at the Meeting. Holders of our Common Stock on the Record Date are entitled to one vote for each share held of record on the Record Date.

2. How many shares of Common Stock are “outstanding”?

As of April 30, 2025, there were (3,694,095) shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

3. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying materials have been provided directly to you by Air Industries Group.

If your shares are held through a broker, bank or other holder of record, you hold your shares in “street name” and are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet. If you hold your shares in street name, your bank, broker, or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors, unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, or obtain a legal proxy and arrange to attend the Annual Meeting.

4.Why did I receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we are permitted to furnish proxy materials, including this proxy statement and our annual report, to stockholders by providing access to these documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they so request. Instead, the notice provides instructions on how to access and review the proxy materials on the Internet. The notice also provides instructions on how to submit your proxy and voting instructions via the Internet. If you would like to receive a printed copy or an electronic copy (via email) of our proxy materials, please follow the instructions for requesting the materials in the notice.

You may vote using any of the following methods:

By mail

Complete, sign and date the printed proxy or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

By telephone or on the Internet

We have established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 25, 2025.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.

Telephone. You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

Internet. The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Stockholders who attend the Annual Meeting in person may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. Please complete your proxy card promptly or vote by telephone or internet as described above to ensure that your vote is received timely even if you plan on attending the Annual Meeting or listening via the toll-free number.

5. What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	giving written notice to the Corporate Secretary of the Company;

●	delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

●	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

6. How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you vote by mail and complete, sign, and return the proxy card provided by us but do not indicate your vote, your proxy will vote “FOR” election of each of the nominees to our Board of Directors named herein, “FOR” the proposal to approve an amendment to our Articles of Incorporation increasing the number of shares of Common Stock we are authorized to issue from 6,000,000 to 20,000,000, FOR” the proposal to increase the number of shares of Common Stock available for issuance under the 2022 Plan by 250,000, from 650,000 shares to 900,000 shares, “FOR” the adoption on an advisory basis of a resolution approving the compensation of our named executive officers, “FOR” ratification of the appointment of CBIZ CPAs P. C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, which votes represent the recommendations of the Board with respect to such matters. The Board does not intend to bring any other matter for a vote at the Annual Meeting, and neither we nor the Board know of anyone else who intends to do so. However, on any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf as they deem appropriate.

7. Where can you find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the SEC promptly following the Annual Meeting and the confirmation of the voting results. If the final voting results are unavailable in time to announce at the Annual Meeting or file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

8. What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”). In certain instances, shares which are not considered present and entitled to vote on a particular matter will count for purposes of determining the presence of a quorum. For example, a proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”), or that the shareholder is abstaining, with respect to a particular matter. Similarly, a broker may not be permitted to vote (“broker non-vote”) with respect to shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the shares. The shares which are not being voted on a particular matter due to either shareholder withholding, abstention, or broker non-vote will not be considered shares present and entitled to vote on that matter but will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any other matter at the Annual Meeting.

9. What is a quorum for the Annual Meeting?

The presence of the holders of shares of common stock representing 1,847,048, a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

10. What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Election of Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the six persons receiving the highest number of affirmative “for” votes at the Annual Meeting will be elected. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

Approval of 2025 Charter Amendment

A majority of the outstanding shares of common stock is required to approve the 2025 Charter Amendment. As of April 30, 2025, we had outstanding 3,694,095 shares of Common Stock. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority has been obtained and will therefore have the same effect as a vote against this matter. Approval of the 2025 Charter Amendment is considered a “routine matter” for which brokers have discretionary authority to vote shares held in “street name” in the absence of specific instructions from the beneficial owner.

Increase in the number of shares issuable pursuant to the 2022 Plan

Approval of the amendment to the 2022 Plan to increase the number of shares issuable pursuant to the 2022 Plan requires the affirmative vote of a majority of the votes cast with respect to such proposal at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome of this matter.

Adoption on an advisory basis of a resolution approving the compensation of our named executive officers.

The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, our executive compensation. Abstentions and broker non-votes Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome of this matter.

Ratification of CBIZ CPAs P. C. as our independent registered public accounting firm

The votes cast “for” must exceed the votes cast “against” to approve the ratification of CBIZ CPAs P. C. as our independent registered public accounting firm. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome of this matter.

11. How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

●	FOR the election of each of the director nominees named in this Proxy Statement;

●	FOR approval of the 2025 Charter Amendment;

●	FOR approval of the increase in the number of shares issuable pursuant to the 2022 Plan;

●	FOR the adoption on an advisory basis of a resolution approving the compensation of our named executive officers;

●	FOR ratification of the appointment of CBIZ CPAs P. C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

12. Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be presented at the Annual Meeting, other than those referred to in this Proxy Statement.

If you return your signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the enclosed proxy card will have the discretion to vote on your behalf.

13. Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Issuer Corporate Solutions, Inc. to assist in the mailing, collection and administration of proxies. We have not retained a soliciting agent to assist in the solicitation of proxies.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE
Election of Directors

Our Board of Directors currently consists of six directors. Our Board is not divided into classes and thus six individuals are to be elected at the Annual Meeting for terms scheduled to expire at the 2026 Annual Meeting.

Our Nominating Committee recommended and our Board of Directors nominated Michael Taglich, Robert Taglich, Peter Rettaliata, David Buonanno, Michael Brand and Michael Porcelain for re-election as Directors. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of Messrs. M. Taglich, R. Taglich, Rettaliata, Buonanno, Brand and Porcelain. If any director nominee becomes unavailable for election to our board of directors, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment. Biographical information about the director nominees can be found under the heading “Directors and Corporate Governance” below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

PROPOSAL TWO

Approval of an Amendment to our Articles of Incorporation

Increasing the Number of Shares of Common Stock

We are Authorized to Issue

Introduction

Under our Articles of Incorporation, as amended, we are authorized to issue 3,000,000 shares of preferred stock, par value $0.001 per share, and 6,000,000 shares of common stock, par value $0.001 per share. At a meeting on March 18, 2025, our Board of Directors adopted, subject to approval of our stockholders, an amendment to our Articles of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 6,000,000 shares to 20,000,000 shares (the “2025 Charter Amendment”). Our Board of Directors believes that it is necessary, and in the best interests of our company and its stockholders, to approve the 2025 Charter Amendment.

The 2025 Charter Amendment gives our Board of Directors authority to issue up to 20,000,000 shares of Common Stock. Our Board of Directors believes that it is in the best interests of our company and its stockholders to increase the number of authorized shares of Common Stock we may issue to enable it to respond quickly to opportunities to raise capital in public or private offerings, as well as to enable it to act with flexibility to issue shares of common stock in connection with strategic acquisitions, debt restructurings, equity compensation and incentives to employees and officers, and other favorable opportunities that may arise to enhance our capital structure.

We have no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. On December 13, 2024, however, we filed with the Securities and Exchange Commission a Registration Statement on Form S-3 using a “shelf-registration” process pursuant to which we registered for sale securities we may offer for sale in the future having a maximum aggregate offering price of $10,000,000. Concurrently we entered into an At the Marketing Offering Agreement with Craig-Hallum Capital Group LLC pursuant to which, through March 31, 2025, we sold an aggregate of 326,791 shares of Common Stock. No additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares authorized pursuant to the 2025 Charter Amendment, unless required by applicable law. If we were to determine to sell additional shares pursuant to our S-3, such sales might include shares authorized by the 2025 Charter Amendment. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate.

Effect of Proposal Two on Current Stockholders

None of the rights of the holders of our Common Stock will be changed as a result of the adoption of the 2025 Charter Amendment and, therefore, the rights of the holders of our Common Stock will remain unchanged.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

We have not entered into any agreements and do not have any understanding or arrangements for any business combination and we do not have any plans, arrangements or understandings, written or oral, to issue any of the shares that will be newly available as a result of the adoption of the 2025 Charter Amendment. The effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect by permitting the issuance of such securities to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions our Articles of Incorporation or bylaws.

Anti-Takeover Effects

Although the adoption of the 2025 Charter Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue additional shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of our company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over our company or of any present attempt to acquire a large block of our Common Stock.

No Dissenter or Appraisal Rights

Stockholders do not have any dissenter or appraisal rights in connection with the 2025 Charter Amendment under Nevada law.

Required Vote

Approval of the 2025 Charter Amendment requires the receipt of the affirmative vote of a majority of the outstanding shares of Common Stock. Our directors and officers, including Michael and Robert Taglich, intend to vote their shares of Common Stock in favor of this proposal. We understand that approval of the 2025 Charter Amendment will be considered a “routine matter” for which brokers have discretionary authority to vote shares held in “street name” in the absence of specific instructions from the beneficial owner.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE 2025 CHARTER AMENDMENT

PROPOSAL THREE

Approval of an increase in the number of shares issuable pursuant to the 2022 Plan

In this proposal, we are asking shareholders to approve an amendment to the Air Industries Group 2022 Equity Incentive Plan, as previously amended and restated (the “2022 Plan”), increase the number of shares of Common Stock available for issuance pursuant to the 2022 Plan by 250,000 from 650,000 shares to 900,000 shares of Common Stock. A copy of the 2022 Plan as amended and restated is annexed as Appendix A to the Proxy Statement for our 2023 Annual Meeting.

Reasons for the increase

Our 2022 Plan provides a broad-based equity compensation program through which we can incentivize and retain highly skilled individuals critical to our success. In addition, we believe that personnel who have a stake in the future success of our business are motivated to achieve our long-term business goals and to expend maximum effort in the creation of shareholder value, thereby linking the interests of such individuals with those of shareholders generally.

As of December 31, 2024, we had available 150,425 shares of Common Stock for grant pursuant to our Equity Incentive Plans. Our ability to issue awards pursuant to our 2015 Equity Incentive Plan expires in June 2015 at which time our right to grant awards pursuant to such Plan shall expire, reducing the number of shares available for grant.

The Compensation Committee appointed by our Board of Directors would like to be in a position to grant options to purchase shares of our common stock or grant other stock-based incentive awards to members of our management team and directors. Certain directors routinely elect to receive their compensation for serving as a director in shares of Common Stock rather than cash reducing our cash compensation expense. During 2024, these directors were awarded an aggregate of 39,845 shares of Common Stock. In addition, our entire Board was granted options to purchase an aggregate of 80,000 shares of Common Stock. Without an increase in the number of shares of common stock issuable pursuant to our Equity Incentive Plans, it is likely that in the foreseeable future we will not have sufficient shares available under our current Equity Incentive Plans to continue to compensate certain of our directors in shares rather than cash or otherwise have available a sufficient number of shares to grant what our Compensation Committee deems an appropriate number of stock-based incentive awards to meet our compensation needs. Without the proposed increase in the number of shares of Common Stock available under our 2022 Plan, we may not be able to provide a competitive level of long-term stock-based compensation to key personnel. Absent the ability to provide stock-based compensation to our employees, we may be compelled to significantly increase the cash component of our compensation programs which, over time, may dilute the alignment between the interests of our personnel as compared to our shareholders. Replacing equity awards with cash would also increase our cash compensation expense and reduce cash available to fund operations and growth. Our board of directors believes that increased capacity to make equity awards is essential to the Company’s growth, and therefore in the best interest of our stockholders.

In determining the number of shares to request for approval by our shareholders, our management evaluated a number of factors, including our recent share usage, in particular, the three-year vesting schedule of the Restricted Stock Units granted to management in 2024, the exercise prices of outstanding options and trends in the price of our Common Stock. The increase of 250,000 shares taken together with the 150,425 shares of common stock available for grants under all of our Equity Incentive Plans as of December 31, 2024, results in there being available for grant 400,425 shares of our Common Stock. Given the three-year vesting schedule of the Restricted Stock Units granted to management in 2024, we have no present arrangements, agreements or understandings for the use of the additional shares of Common Stock to be authorized, except for the grant of shares to certain directors in lieu of cash compensation and the grant of annual stock option awards to our Board of Directors. We believe having such shares available for grant will satisfy our needs to provide stock-based compensation for about three years based on our recent grant rates and the approximate current share price, but could last for a shorter or longer period of time if actual compensation practice does not match recent rates or if our share price changes materially.

We recognize that equity compensation awards dilute shareholder equity and we carefully manage our equity incentive compensation to be both competitive and consistent with market practices as well as mindful of shareholder interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE 2022 EQUITY INCENTIVE PLAN AS AMENDED AND RESTATED TO INCREASE THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE PLAN

PROPOSAL FOUR

 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

 The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires reporting companies to provide their stockholders with the opportunity to vote, in an advisory capacity, on the compensation of their named executive officers. This requirement is commonly known as a “say on pay” vote.

We are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2024, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Shareholders are urged to read the Summary Compensation Table and other related compensation narrative disclosure that describe the compensation of our most highly-compensated executive officers in fiscal year 2012.

Stockholders will be asked to cast a vote to approve, on an advisory basis, our executive compensation program through the following resolution:

RESOLVED, that the stockholders of Air Industries Group approve, on an advisory basis, the compensation of the named executive officers of Air Industries Group, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and the accompanying narrative disclosure, all as set forth in the Air Industries Group proxy statement for the 2025 Annual Meeting of Stockholders.

The “say on pay” vote is advisory only, meaning that it is non-binding on the Company. However, as a matter of good corporate governance and in compliance with Dodd-Frank, our Board and Compensation Committee will carefully consider the voting results of this proposal in determining the future compensation of our named executive officers.

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE

Independent Registered Public Accounting Firm

The Audit Committee has appointed CBIZ CPAs P. C. (“CBIZ”) to serve as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. CBIZ acquired the attest business of Marcum. LLP. On April 16, 2025, Marcum resigned as the Company’s independent registered accounting firm and following the approval of the Audit Committee, CBIZ was engaged, effectively immediately, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. We do not expect a representative of CBIZ to be present at our Annual Meeting.

We are asking our stockholders to ratify the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of CBIZ to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be provided by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. The Audit Committee has considered the role Marcum served in providing audit services and other permissible non-audit services to us and has concluded that the provision of such services, if any, was compatible with the maintenance of such firm’s independence in the conduct of its auditing functions and is compatible with the maintenance of the independence of CBIZ the conduct of its auditing functions.

During fiscal years 2024 and 2023, the aggregate fees which we paid to or were billed by Marcum for professional services were as follows:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees(1)	$579,000	$340,000
Audit Related Fees(2)	—	21,000
Tax Fees(3)	2,000	62,000
	$581,000	$423,000

(1)	Audit fees - these fees relate to the audit of our consolidated annual financial statements and the review of our interim quarterly condensed financial statements, comfort letters and our registration statements. The annual audit fee included in this category was $315,000 and $250,000 for 2024 and 2023, respectively.

(2)	Audit-related fees - the aggregate fees billed for assurance and related services by the principal accountant that are related to the performance of the audit or review of the registrant’s financial statements and not reported under paragraph (1) above.

(3)	Tax fees - the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The proposal to ratify the Audit Committee’s selection of CBIZ as our independent registered public accounting firm will require the affirmative vote of the holders of a majority of the outstanding shares of common stock cast in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL THREE

DIRECTORS AND CORPORATE GOVERNANCE

Information about Directors

Our directors and executive officers are:

Name:	Age	Position
Luciano (Lou) Melluzzo	60	President and Chief Executive Officer
Scott Glassman	47	Chief Financial Officer
Michael N. Taglich	59	Director
Robert F. Taglich	58	Director
David J. Buonanno	69	Director
Peter D. Rettaliata	74	Chairman of the Board
Michael Brand	67	Director
Michael D. Porcelain	56	Director

Peter D. Rettaliata has been a director of our Company since 2005 and was appointed Chairman of the Board on July 11, 2023. He served as our Acting President and Chief Executive Officer from March 2, 2017 to November 15, 2017 and served as our President and Chief Executive Officer from November 30, 2005 to December 31, 2014. He also served as the President of our wholly-owned subsidiary, AIM, from 1994 to 2008. Prior to his involvement at AIM, Mr. Rettaliata was employed by Grumman Aerospace Corporation for twenty-two years, as the Senior Procurement Officer. Professionally, Mr. Rettaliata has served as the Chairman of “ADDAPT”, an organization of regional aerospace companies, as a member of the Board of Governors of the Aerospace Industries Association, and as a member of the Executive Committee of the AIA Supplier Council. He is a graduate of Niagara University where he received a B.A. in History and Harvard Business School where he completed the PMD Program.

Michael N. Taglich served as Chairman of our Board of Directors from September 22, 2008 until July 11, 2023. He is Chairman and President of Taglich Brothers, a New York City based securities firm which he co-founded in 1992. Mr. Taglich is currently Chairman of the Board of Mare Island Dry Dock LLC, a company engaged in ship repair services, He also serves as a Chairman of the Board of Intellinetics Inc., and is on the board of a number of private companies.

Robert F. Taglich has been a director of our Company since 2008. He is a Managing Director of Taglich Brothers, which he co-founded in 1992. Prior to founding Taglich Brothers, Mr. Taglich was a Vice President at Weatherly Securities. Mr. Taglich has served in various positions in the securities brokerage industry for the past 25 years Mr. Taglich holds a Bachelor’s degree from New York University.

David J. Buonanno has been a director of our Company since 2008. He is the Founder and President of Buonanno Enterprises Consulting, providing strategic management, supply chain/operations and recruitment services to aerospace and defense industry clients. Mr. Buonanno has extensive experience in manufacturing, supply management and operations. He was employed by Sikorsky Aircraft, Inc., a subsidiary of United Technologies Corporation, as Vice President, Supply Management and International Offset (from January 1997 to July 2006) and as Director, Systems Subcontracts (from November 1992 to January 1997). From May 1987 to November 1992, he was employed by General Electric Company serving as Operations Manager and Manager, Program Materials Management of GE’s Astro-Space Division. From June 1977 to May 1987, he was employed by RCA and affiliated companies. Mr. Buonanno attended Lehigh University College of Electrical Engineering and holds a B.S. in Business Administration from Rutgers University. He completed the Program for Management Development at Harvard Business School in 1996.

Michael Brand has been a director of our Company since 2012.  He enjoyed a successful 32-year career in aerospace manufacturing primarily focused on jet engines and landing gear. In 2005, he joined Goodrich as President of Goodrich Landing Gear. Prior to joining Goodrich, he had senior management roles at GE Aircraft Engines and Teleflex Aerospace.  Mr. Brand has a BS from Clarkson University, with advanced degrees and certificates from Xavier University and the Wharton School.

Michael Porcelain has been a director of our Company since October 23, 2017. Mr. Porcelain has been a CPA since 1996 and currently acts as a consultant and board member for The Independent Adviser Corporation. This privately held company operates various financial planning and advisory websites including TheAdviser.com, 1800ADVISER.com and IRSADVISER.com. In addition to managing these platforms, the company itself provides consulting services. Mr. Porcelain is also a private investor in a number of small and emerging companies. From 2006 through 2022, Mr. Porcelain served in several executive positions including service as a member of the Board of Directors of Comtech Telecommunications Corp. (“Comtech”), a publicly traded company and a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies. He was appointed Chief Executive Officer of Comtech in January 2022 and President of Comtech in January 2020. He also served as Comtech’s Chief Operating Officer from October 2018 to January 2022. Prior to holding these positions, he served as Comtech’s Chief Financial Officer from 2006 through 2018, and from 2002 to March 2006, he served as Comtech’s Vice President of Finance and Internal Audit.

From 1998 to 2002, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company. Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers. In March 2021, Mr. Porcelain was elected to the Board of Directors of The Fund for Modern Court, an independent court reform organization that advocates for the improvements of the New York State Court system to ensure a diverse, highly qualified, and independent judiciary. Since 1998, he has owned and operated The Independent Adviser Corporation, a privately held company which holds the rights to use certain intellectual properties and trademarks (including various Internet websites) related to the financial planning and advisory industry.

Mr. Porcelain has served as an Adjunct Professor at both Adelphi University and St. John’s University located in New York where he taught graduate level accounting courses. Mr. Porcelain has a B.S. in Business Economics from State University of Oneonta, New York, a M.S. in Accounting and an M.B.A. degree from Binghamton University.

Michael N. Taglich and Robert F. Taglich are brothers.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services as directors. Non-employee directors are entitled to receive compensation for serving as directors and may receive option grants from our company.

Each of the directors named above has consented to being named as a nominee in this proxy statement and to serve if elected. If any of such individuals should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available.

Directors are nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors.

Board Leadership Structure and Risk Oversight

The Board does not have a policy requiring separation of the roles of Chief Executive Officer and Chairman of the Board. The Board has determined that a non-employee director serving as Chairman is in the best interests of our stockholders at this time. This structure ensures a greater role of non-employee Directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

The Board of Directors as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Board Independence

Our Board of Directors has determined that David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

Director Compensation

Non-employee Directors are entitled to receive compensation for serving as directors and may receive option grants from our Company. Each Director also is entitled to be reimbursed for all traveling, hotel and incidental expenses reasonably incurred in attending meetings of our Board of Directors or committees of our Board of Directors or stockholder meetings or otherwise in connection with the discharge of his duties as a Director. The compensation committee assists the directors in reviewing and approving the compensation structure for our directors.

The following table sets forth certain information regarding the compensation paid to, earned by or accrued for, our directors during the fiscal year ended December 31, 2024.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Taglich	—	50,384	16,050	—	—	—	66,434
Robert Taglich	—	50,384	16,050	—	—	—	66,434
David Buonanno	37,500	—	16,050	—	—	—	53,550
Michael Brand	37,500	—	16,050	—	—	—	53,550
Michael Porcelain	—	57,223	16,050	—	—	—	73,273
Peter Rettaliata	63,252		48,150	—	—	—	111,402

(1)	Director fees paid in shares.

Board Meetings; Committees and Membership

The Board of Directors held seven meetings during the fiscal year ended December 31, 2024 and each of the directors attended more than 75% of the aggregate of (i) the number of meetings of the Board of Directors and (ii) the number of meetings of all committees of the Board on which such director served.

We maintain the following committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Nominating Committee and the Executive Committee. Each committee other than the Executive Committee is comprised entirely of directors who are “independent” within the meaning of NYSE American Rule 803A(2). Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. Copies of the committee charters are available on our website at airindustriesgroup.com under the heading “Investor Relations.”

Audit Committee. Messrs. Porcelain, Brand and Buonanno are members of the Audit Committee. Mr. Porcelain serves as Chairman of the Audit Committee and also qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has determined that each member of our Audit Committee meets the financial literacy requirements under the Sarbanes-Oxley Act and SEC rules and the independence requirements under NYSE American Rule 803A(2).

Our Audit Committee is responsible for preparing reports, statements and charters of audit committees required by the federal securities laws, as well as:

●	overseeing and monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters, and our internal accounting and financial controls;

●	preparing the report that SEC rules require be included in our annual proxy statement;

●	overseeing and monitoring our independent registered public accounting firm’s qualifications, independence and performance;

●	providing the Board with the results of its monitoring and its recommendations; and

●	providing to the Board additional information and materials as it deems necessary to make the Board aware of significant financial matters that require the attention of the Board.

The Audit Committee held five meetings during fiscal 2024.

Compensation Committee. Our Compensation Committee is composed of Messrs. Rettaliata, Brand and Buonanno.

The Compensation Committee is responsible for:

●	establishing our company’s general compensation policy, in consultation with senior management, and overseeing the development and implementation of compensation programs;

●	reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, and evaluating the performance of the CEO at least annually in light of those goals and objectives and communicating the results of such evaluation to the CEO and the Board, and determining the CEO’s compensation level based on this evaluation, subject to ratification by the independent directors on the Board. In determining the incentive component of CEO compensation, the Committee will consider, among other factors, the performance of our company and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may determine to be appropriate;

●	reviewing and approving the compensation of all other executive officers of our company, such other managers as may be directed by the Board, and the directors of our company;

●	overseeing the Board’s benefit and equity compensation plans, overseeing the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Committee by any of these plans;

●	approving issuances under, or any material amendments to, any stock option or other similar plan pursuant to which a person not previously an employee or director of our company, as an inducement material to the individual’s entering into employment with our company, will acquire stock or options;

●	in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing the company’s policies on structuring compensation programs to preserve related tax objectives;

●	reviewing and approving any severance or similar termination payments proposed to be made to any current or former officer of our company; and

●	preparing an annual report on executive compensation for inclusion in our proxy statement for the election of directors, if required under the applicable SEC rules.

The Compensation Committee held four meetings during fiscal 2024.

Nominating Committee. Our Nominating Committee is composed of Messrs. Rettaliata, Brand and Porcelain. The purpose of the Nominating Committee is to seek and nominate qualified candidates for election or appointment to our Board of Directors. The Nominating Committee held one meeting during fiscal 2024.

The Nominating Committee will seek candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties.

A candidate must be willing to regularly attend Committee and Board of Directors meetings, to develop a strong understanding of our company, its businesses and its requirements, to contribute his or her time and knowledge to our company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all corporate governance concepts and the legal duties of a director of a public company.

Stockholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact that nominee if the Nominating Committee so chooses.

Executive Committee. Our Executive Committee is composed of our Chairman, Peter Rettaliata, Michael Taglich and Robert Taglich. The purpose of the Executive Committee is to assist the Board in fulfilling its functions during the intervals between meetings of the Board. The Executive Committee has all the powers and authority of the Board in connection with the business of the Company and may act in its stead, except as set forth in the Executive Committee Charter.

Stockholder Communications

Any stockholder who desires to contact any of our Directors can write to Air Industries Group, 1460 Fifth Avenue, Bay Shore, New York 11706, Attention: Stockholder Relations. Your letter should indicate that you are an Air Industries Group stockholder. Depending on the subject matter, our stockholder relations personnel will:

●	forward the communication to the Director(s) to whom it is addressed;

●	forward the communication to the appropriate management personnel;

●	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officers, senior financial officers and persons performing similar functions. Upon written request to our corporate secretary, we will provide you with a copy of our code of ethics, without cost.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Our Named Executive Officers are set forth in the table below along with their ages and positions.

Name	Age	Office
Luciano (Lou) Melluzzo	59	President and Chief Executive Officer
Scott Glassman	46	Chief Financial Officer

Luciano (Lou) Melluzzo has been our President and Chief Executive Officer since November 15, 2017. He joined our company on September 11, 2017 as Chief Executive Officer. From November 2003 to September 2011, Mr. Melluzzo was employed in various capacities by EDAC Technologies Corporation (“EDAC”) rising to the level of Chief Operating Officer in 2005. EDAC is a designer, manufacturer and distributor of precision aerospace components and assemblies, precision spindles and complex fixturing, tooling and gauging with design and build capabilities, whose shares were then listed on the Nasdaq Capital Market. From September 2011 to November 2015, Mr. Melluzzo was self-employed in the residential real estate redevelopment industry. From November 2015 to January 2017, he was general manager of Polar Corporation, a privately-held company specializing in computer numeric controlled milling and turning of small hardware components for the aerospace industry.

Scott Glassman was appointed to the positions of Chief Financial Officer, Principal Accounting Officer and Secretary of our Company on October 16, 2023. Mr. Glassman has been employed by the Company since March of 2019, most recently serving as the Chief Accounting Officer. Mr. Glassman previously had been employed by the Company from February of 2007 to February of 2015, serving in various senior positions in the Company’s Financial Department. From March of 2015 to November of 2018, Mr. Glassman worked at a privately held distributor of commercial equipment where he served as Controller. Mr. Glassman holds a Bachelor of Science degree in Accounting from the State University of New York at Albany. Mr. Glassman has been a CPA licensed in the state of NY since 2002.

Executive Compensation

The following summary compensation table shows, for the periods indicated, information regarding the compensation awarded to, earned by or paid to each individual that served as our principal executive officer during the fiscal year ended December 31, 2024, each other individual that was serving as an executive officer as of December 31, 2024, and each other individual who served as executive officer during the two years ended December 31, 2024 whose compensation for either of such fiscal years exceeded $100,000 for all services rendered in all capacities to our company and its subsidiaries. The individuals listed in the following table are referred to herein collectively as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive Plan Information ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)

Luciano Melluzzo	2024	374,566	—	620,350	—	—	—	10,800	(1)	1,005,716
President and CEO	2023	374,575	—	—	107,940	—	—	10,800	(1)	493,315
Scott Glassman	2024	224,231	—	371,363	—	—	—	—		595,594
CFO	2023	224,231	—	—	13,332	—	—	—		237,563
Michael Recca CFO	2023	267,543		—	48,344	—	—	4,950	(1)	320,837

(1)	Represents car allowance.

Our executive officers do not have employment agreements providing for a fixed term of employment. All are employees at will, terminable at any time without any severance, other than that payable to employees generally.

Pay Versus Performance Disclosure

The following table sets forth the pay versus performance for our Named Executive Officers for each of the fiscal years ended December 31, 2024, 2023 and 2022.

* Year	Summary Compensation Table Total for PEO Luciano Melluzzo ($)	Compensation Actually Paid to PEO Luciano Melluzzo ($)*	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)*	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(2)	Net Income ($)
2024	1,005,716	473,645	595,594	473,645	44.73	(1,366,000)
2023	493,315	385,375	279,195	248,357	35.71	(2,131,000)
2022	544,592	464,992	340,621	258,597	46.70	(1,076,000)

*	“Compensation Actually Paid” to our PEO and Non-PEO NEOs for 2023 and 2022 represents the “Total” compensation reported in the Summary Compensation Table less the “Stock Awards” reported in the Summary Compensation Table. “Compensation Actually Paid” to Mr. Melluzzo for 2024 represents the “Total” compensation reported in the Summary Compensation Table reduced by $620,350 the fair value of 102,368 RSUs granted to Mr. Melluzzo on August 26, 2024, and increased by $416,638, the fair value of such RSUs, all of which were unvested, as of December 31, 2024. “Compensation Actually Paid” to Mr. Glassman for 2024 represents the “Total” compensation reported in the Summary Compensation Table reduced by $371,363, the fair value of 61,281 RSUs granted to Mr. Glassman on August 26, 2024, and increased by $249,414, the fair value of such RSUs, all of which were unvested as of December 31, 2024.

(1)	Scott Glassman replaced Michael Recca as our Chief Financial Officer in October 2023. Messrs. Glassman and Recca were our only Non-PEO named executive officers in 2022 and 2023 and the amounts attributed to Non-PEO NEOs for 2022 and 2023 reflects the amounts paid to each of them in 2022 and 2023. Mr. Glassman was our only Non-PEO named executive officer in 2024 and the amount attributed to Non-PEO NEOs for 2024 reflects the amounts paid to him in 2024.

(2)	Assumes a $100 fixed investment as of year-end 2021 and continuing through year-end 2022, 2023 and 2024, respectively.

Relationships Between Performance Measures and Compensation Actually Paid

The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, “Compensation Actually Paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules.

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND NET INCOME
Compensation Actually Paid
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Net Income
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
$(2,500,000)
2022
2023
2024
PEO CAP
Non-PEO NEO CAP
Net Income

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND TOTAL SHAREHOLDER RETURN
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Compensation Actually Paid
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
Indexed Total Shareholder Return
2022
2023
2024
PEO CAP
Non-PEO NEO CAP
Total Shareholder Return

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance-based compensation focused on profits as opposed to revenue growth.

The Compensation Committee working with management adopts a plan each year intended to award members of our management including executive officers for meeting or exceeding targeted goals, The Committee believes the amounts to be paid to Messrs. Melluzzo, Glassman and Recca for services rendered in fiscal 2025 are appropriate in light of our financial performance in 2024.

GRANT OF PLAN-BASED AWARDS

		All Other Option Awards: Number of Shares of	Grant Date Fair Value of Stock
Name	Grant Date	Stock or Units (#)	Awards ($)
Luciano Melluzzo	8/26/2024	102,368	$620,350

Scott Glassman	8/26/2024	61,281	371,363

Each named executive officer was granted restricted stock units (RSUs) on August 26, 2024.

Outstanding Equity Awards at 2024 Year-End

The following table shows certain information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (1) ($)
Luciano Melluzzo	48,000	—	$3.43	6/30/2028	102,368	(2)	$416,638
	9,000	18,000	3.50	5/31/2028	—		—
	20,000	—	8.30	3/31/2027	—		—
	18,000	—	12.20	7/31/2026	—		—
	15,000	—	13.90	3/31/2026	—		—
	20,000	—	10.30	3/31/2025	—		—

Scott Glassman	1,667	3,333	$3.50	5/31/2028	61,281	(2)	$249,414
	4,100	—	3.43	6/30/2028	—		—
	3,000	—	8.40	3/31/2027	—		—
	2,000	—	12.20	7/31/2026	—		—
	2,250	—	13.90	3/31/2026	—		—
	2,000	—	10.30	3/21/2025	—		—

(1)	The dollar amounts shown in this column are determined by multiplying the number of shares or units in the preceding column by $4.07, the closing price of the Company’s common stock on December 31, 2024.

(2)	One-third of the RSUs subject to these awards vested on April 1, 2025, and subject to the terms of the award agreements, the remainder of the RSUs are scheduled to vest in two equal annual installments commencing on April 1, 2026.

We have four equity incentive plans all of which are substantially identical except as to the number of awards which may be granted, pursuant to which we can grant awards with respect to an aggregate of 540,000 shares of our common stock. We have the right to grant awards pursuant to each plan until the tenth anniversary of the date on which it was approved by our stockholders.  The 2022 Equity Incentive Plan, as amended, authorizes grants as to 350,000 shares and was approved by our stockholders on June 2022, and amended and restated in May 23 2023; the 2017 Equity Incentive Plan authorizes grants as to 120,000 shares and was approved by our stockholders in October 2017; the 2016 Equity Incentive Plan authorizes grants as to 35,000 shares and was approved by our stockholders in November 2016, and the 2015 Equity Incentive Plan authorizes grants as to 35,000 shares and was approved by our stockholders in June 2015.

The Plans permit the Company to grant stock awards, non-qualified and incentive stock options, restricted stock units and other forms of rewards to employees, directors and consultants. The Plans are administered by the Compensation Committee of the Board and each has a term of ten years from the date it was adopted by the Board.

We adopted the Plans to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Transactions with Related Persons

Our Policy Concerning Transactions with Related Persons

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our Directors or Executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

There were no transactions completed by us since January 1, 2024, in which the amount involved exceeded $120,000 and in which any related person has a direct or indirect material interest except that during 2024 we incurred interest expense of $472,000 in respect of the subordinated noted held by Michael Taglich, Robert Taglich and certain of their affiliates. As of December 31, 2024, Michael Taglich, Robert Taglich and certain of their affiliates held subordinated notes in the aggregate principal amount of $6,162,000 as a result of transactions entered into prior to January, 2024. Of the $6,162,000, approximately $2,732,000 bears an annual rate of interest of 6%, $2,080,000 bears an annual rate of 7% and $1,350,000 bears an annual interest rate of 12%. Of the $6,162,000, approximately $2,732,000 can be converted at the option of the holder into our common stock at $15.00 per share and $2,080,000 can be converted at the option of the holder into our common stock at $9.30 per share. Subsequent to December 31, 2024 we repaid $1,291,000 of these related party notes.

There are no transactions currently proposed by us in which a related party has a direct or indirect financial interest in which the amount involved exceeds $120,000.

Board Independence

Our Board of Directors has determined that David Buonanno, Peter Rettaliata, Michael Brand and Michael Porcelain are “independent directors” within the meaning of NYSE American Rule 803A(2).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding beneficial ownership of our Common Stock as of April 30, 2025 by (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) our chief executive officer and the other Named Executive Officers, and (iii) all of our directors and executive officers as a group.

Except as otherwise indicated, we believe, based on information provided by each of the individuals named in the table below, that such individuals have sole investment and voting power with respect to such shares, subject to community property laws, where applicable. As of April 30, 2025, we had outstanding 3,694,095 shares of Common Stock. Except as stated in the table, the address of the holder is c/o our company, 1460 Fifth Avenue, Bay Shore, New York 11706.

Directors and Executive Officers:	Number of Shares Beneficially Owned		Percent
Michael N. Taglich	700,509	(1)	17.82%
Robert F. Taglich	486,107	(2)	12.53%
Peter D. Rettaliata	66,292	(3)	1.78%
David Buonanno	22,063	(4)	*
Michael Brand	25,511	(5)	*
Michael Porcelain	70,730	(6)	1.91%
Luciano Melluzzo, President and CEO	183,205	(7)	4.75%
Scott Glassman, CFO	36,779	(8)	*
All Directors and Executive Officers as a group (8 persons owning shares)	1,567,201	(9)	35.55%

*	Less than 1%

(1)	Includes shares owned by Mr. Taglich, 23,995 shares owned by Taglich Brothers, 219,679 shares he may acquire upon conversion of convertible notes, but excluding shares for accrued interest thereon and 17,120 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(2)	Includes shares owned by Mr. Taglich, 23,995 shares owned by Taglich Brothers, 4,476 shares owned by custodial accounts for the benefit of his children under the NY UGMA, 168,907 shares he may acquire upon conversion of convertible notes, but excluding shares for accrued interest thereon and 17,120 shares he may acquire upon exercise of options, in each case exercisable within 60 days.

(3)	Includes 39,140 shares he may acquire upon exercise of options exercisable within 60 days.

(4)	Includes 17,260 shares he may acquire upon exercise of options exercisable within 60 days.

(5)	Includes 19,260 shares he may acquire upon exercise of options exercisable within 60 days.

(6)	Includes 17,260 shares he may acquire upon exercise of options exercisable within 60 days.

(7)	Includes 128,000 shares he may acquire upon exercise of options exercisable within 60 days.

(8)	Includes 16,350 shares he may acquire upon exercise of options exercisable within 60 days.

(9)	Includes 388,586 shares that may be acquired upon conversion of convertible notes, and 315,510 shares that may be acquired upon exercise of options, in each case exercisable within 60 days.

STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2025 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706, Attention: Corporate Secretary, which must be received at our executive office on or before January 2, 2026 (unless we hold our annual meeting more than 30 days earlier next year, in which case the deadline will be a reasonable period of time prior to the date we begin to print and send our proxy materials for the annual meeting). Our Board of Directors will review any stockholder proposals that are filed as required and, with the assistance of our Corporate Secretary, will determine whether such proposals meet the criteria prescribed by Rule 14a-8 under the Exchange Act for inclusion in our 2026 proxy solicitation materials or consideration at the 2025 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

In addition to satisfying the requirements under our Company’s bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than those nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 2, 2026.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

ANNUAL REPORT

A copy of our Annual Report, consisting of our Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), is available online at (http://www. ProxyVote.com). We will provide copies of the exhibits to the 2024 Form 10-K upon payment of a nominal fee to cover the reasonable expenses of providing those exhibits. Requests should be directed to our Corporate Secretary by phone at (631) 328-7078 or by mail to Air Industries Group, 1460 Fifth Avenue, Bay Shore, NY 11706. The 2024 Form 10-K and the exhibits thereto also are available free of charge from the SEC’s website (http:// www.sec.gov.). The Annual Report is not to be considered as proxy solicitation material.

By Order of the Board of Directors,

May , 2025	/s/ Luciano Melluzzo
President and Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V74375-P33355 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 2. To approve an amendment to our Articles of Incorporation increasing the number of shares of common stock we are authorized to issue from 6,000,000 to 20,000,000. 4. The adoption, on an advisory basis, of a resolution approving the compensation of our named executive officers as disclosed in our Proxy Statement. 3. Approval of an Amendment to the Air Industries Group 2022 Equity Incentive Plan, as Amended and Restated, to increase the number of shares of common stock available for issuance pursuant to the Plan from 650,000 shares to 900,000 shares. 5. Ratification of the appointment of CBIZ CPAs P. C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Item 1 and FOR Items 2, 3, 4 and 5. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. Election of Directors Nominees: AIR INDUSTRIES GROUP The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 01) Michael N. Taglich 02) Peter D. Rettaliata 03) Robert F. Taglich 04) David J. Buonanno 05) Michael Brand 06) Michael D. Porcelain SCAN TO VIEW MATERIALS VOTE w AIR INDUSTRIES GROUP C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 25, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V74376-P33355 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. AIR INDUSTRIES GROUP Annual Meeting of Stockholders June 26, 2025 This Proxy is Solicited on Behalf of the Board of Directors The stockholder(s) hereby appoint(s) Luciano Melluzzo and Scott Glassman, and either of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Air Industries Group (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on June 26, 2025, at the offices of Air Industries Group at 1460 Fifth Avenue, Bay Shore, New York 11706, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR PROPOSALS 2, 3, 4 and 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side